Exhibit 10.9
Amendment to Consulting Agreement
This Amendment to Consulting Agreement (this “Amendment”) is made on March 26, 2020 by and between Scientific Games Corporation, a Nevada corporation, (the “Company”) and Toni Korsanos Pty Ltd. as Trustee for Toni Korsanos Trust (“Consultant”).
WHEREAS, the Company and Consultant entered into an Amended and Restated Consulting Agreement dated as of August 22, 2019 (the “Agreement”);
NOW THEREFORE, in consideration of the premises and the mutual benefits to be derived herefrom and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Decrease in Monthly Fees. The Agreement is hereby amended by adding the following sentence to the end of the first paragraph of Section 3.1:
“Effective as of April 5, 2020, and until and through June 30, 2020, Consultant will be paid fourteen thousand, five hundred and eighty-three U.S. dollars ($14,583) each month for the Services provided to the Company pursuant to this Agreement.”
2.    Except as set forth in this Amendment, all terms and conditions of the Agreement shall remain unchanged and in full force and effect in accordance with their terms. All references to the “Agreement” in the Agreement shall refer to the Agreement as amended by this Amendment. Any defined terms used in this Amendment and not defined herein shall have the meaning as set forth in the Agreement.
3.    This Amendment may be executed in counterparts, each of which shall for all purposes be deemed to be an original and all of which shall constitute the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
IN WITNESS WHEREOF, each of the parties hereto has duly executed this Amendment as of March 26, 2020.
SCIENTIFIC GAMES CORPORATION

By: /s/ Michael Quartieri
Name:    Michael Quartieri
Title:    EVP, Chief Financial Officer

TONI KORSANOS PTY LTD. AS TRUSTEE FOR TONI KORSANOS TRUST

By: /s/ Antonia Korsanos
Name:    Antonia Korsanos
Title:    Director

I acknowledge the terms and conditions of this Amendment to Consulting Agreement and that I am bound by them in my individual capacity as the principal of the Consultant:

                        PRINCIPAL:

/s/ Antonia Korsanos
Antonia Korsanos
2